UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 30, 2025

Date of Report (Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated October 30, 2025

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;   Compensatory Arrangements of Certain Officers.

On October 29, 2025, the Board of Directors of Ball Corporation elected John E. Panichella to serve as a director of the Company. Panichella is the Chief Executive Officer of Solenis, a position he has held since 2014. Prior to Solenis, Panichella held senior leadership roles at Ashland Inc., General Electric Water and Process Technologies, and BetzDearborn. Panichella has been appointed to serve on the Audit and Finance Committees of the Board of Directors.

There is no arrangement or understanding between Panichella and any other person pursuant to which Panichella was elected to the Board of Directors. There is no family relationship between Panichella and any member of the Board of Directors or any executive officer of the Company, and there are no transactions between the Company and Panichella that require disclosure under Item 404(a) of Regulation S-K.

Item 7.01  Regulation FD Disclosure.

Also on October 30, 2025, the Company issued a press release announcing the election of Panichella. A copy of the press release is furnished hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Current Report on Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits

Exhibits.

The following are furnished as exhibits to this report:

Exhibit 99.1	Ball Corporation Press Release dated October 30, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Ball Corporation

Form 8-K

October 30, 2025

EXHIBIT INDEX

Description	Exhibit

Ball Corporation Press Release dated October 30, 2025	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Hannah S. Lim-Johnson
Hannah S. Lim-Johnson
Title: Senior Vice President and Chief Legal Officer

Date: October 30, 2025